Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  JUNE 4, 2004

                          BLACK WARRIOR WIRELINE CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        0-18754                  11-2904094
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (662) 329-1047


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of business acquired. Not applicable

         (b)               Pro forma financial information Not applicable

         (c)               Exhibits:

                  99.1     Press Release dated June 4, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLACK WARRIOR WIRELINE CORP.


Dated:  June 7, 2004                By: /s/ William L. Jenkins
                                        -----------------------------
                                        William L. Jenkins, President